UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 13, 2009 (May 13, 2009)

WYNDHAM WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32876	20-0052541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ	07054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (973) 753-6000

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

On May 13, 2009, Wyndham Worldwide Corporation (the "Company") issued a press release announcing that it successfully priced its previously announced public offerings of senior notes due 2014 and convertible notes due 2012.

The information provided in the fourth paragraph of the press release, which is included as Exhibit 99.1 hereto, shall be deemed furnished by the Company pursuant to this Item 7.01 and not filed with the Securities and Exchange Commission.

ITEM 8.01  Other Events.

The press release issued by the Company on May 13, 2009 with respect to the pricing of its offerings of senior notes due 2014 and convertible notes due 2012 is filed herewith as Exhibit 99.1 and is incorporated by reference herein (other than with respect to the fourth paragraph thereof).

ITEM 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.                                                      Description
Exhibit 99.1      Press Release of Wyndham Worldwide Corporation, dated May 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: May 13, 2009	By:	/s/ Virginia M. Wilson
	Name:	Virginia M. Wilson
	Title:	Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 13, 2009
EXHIBIT INDEX

Exhibit No.                                                      Description
Exhibit 99.1      Press Release of Wyndham Worldwide Corporation, dated May 13, 2009.